Supplement dated July 18, 2022
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the
Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Multi-Manager (MM) Small Cap Equity Strategies Fund	Prospectus Dated: 1/1/2022 SAI Dated: 7/1/2022
Effective immediately, all references to Jason Hans, Thomas Lettenberger, and Ernesto Ramos, each a Co-Portfolio Manager of Columbia Management Investment Advisers, LLC, and Felise Agranoff, a Co-Portfolio Manager of J.P. Morgan Investment Management Inc., are hereby deleted from the Fund's Prospectus and SAI. In addition, effective immediately, the following changes are hereby made to the Fund’s SAI.
The following defined term is added to the subsection “SAI Primer – Glossary”:
Jacobs Levy	Jacobs Levy Equity Management, Inc.
The rest of the section remains the same.
The information in the “Subadvisers and Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates” table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements” with respect to the Fund is hereby superseded and replaced with the following:
Fund	Current Subadvisers	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
For Funds with fiscal period ending August 31
MM Small Cap Equity Strategies Fund	Conestoga (effective October 1, 2012) Hotchkis & Wiley (effective February 13, 2019) Jacobs Levy (effective July 18, 2022) JPMIM (effective December 19, 2018)	Q R W S	0.339% (e)
(e)	The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning July 18, 2022.
The rest of the section remains the same.
The following information is hereby added to the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements”:
W – Jacobs Levy, which is located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932, is an independent firm.
The rest of the section remains the same.
SUP102_08_013_(07/22)

The following information is hereby added to the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers” with respect to the Fund:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2021, unless otherwise noted
MM Small Cap Equity Strategies Fund	Jacobs Levy: Bruce Jacobs(m)	10 RICs 12 PIVs 93 other accounts	$2.38 billion $2.51 billion $8.76 billion	1 PIV ($228.04 M) 7 other accounts ($4.18 B)	None	Jacobs Levy	Jacobs Levy
	Kenneth Levy(m)	10 RICs 12 PIVs 93 other accounts	$2.38 billion $2.51 billion $8.76 billion	1 PIV ($228.04 M) 7 other accounts ($4.18 B)	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(m)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2022.
The rest of the section remains the same.
The following information is hereby added to the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Potential Conflicts of Interest”:
Jacobs Levy: Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the Fund’s account. The portfolio managers, Bruce Jacobs and Kenneth Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the Fund’s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the portfolio managers may have an ownership or financial interest.
Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the portfolio managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.
Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the Fund’s account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the Fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the Fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the Fund’s account).
Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.
Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy may execute trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that
SUP102_08_013_(07/22)

trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.
The rest of the section remains the same.
The following information is hereby added to the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Structure of Compensation”:
Jacobs Levy: Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP102_08_013_(07/22)
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